EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER OF TUESDAY MORNING CORPORATION PURSUANT TO 18 U.S.C. §1350

I, Stephanie Bowman, the Chief Financial Officer of Tuesday Morning Corporation, hereby certify that:

1.             The quarterly report on Form 10-Q of Tuesday Morning Corporation for the period ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the above-mentioned report fairly presents, in all material respects, the financial condition and results of operations of Tuesday Morning Corporation.

Date: April 29, 2011	By:	/s/ STEPHANIE BOWMAN
Stephanie Bowman
Chief Financial Officer